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                               THE GALAXY VIP FUND

                                MONEY MARKET FUND
                                   EQUITY FUND
                             GROWTH AND INCOME FUND
                            SMALL COMPANY GROWTH FUND
                       COLUMBIA REAL ESTATE EQUITY FUND II
                              ASSET ALLOCATION FUND
                             HIGH QUALITY BOND FUND
                           COLUMBIA HIGH YIELD FUND II

                         SUPPLEMENT DATED JUNE 20, 2000
           TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2000


1. The following paragraphs are added to the section entitled "Investment Strategies, Policies and Risks - Other Investment Policies and Risk Considerations" immediately after the paragraphs entitled "Stand-By Commitments" on pages 32-33 of the Statement of Additional Information:

          U.S. TREASURY ROLLS

               The Asset Allocation and High Quality Bond Funds may hold certain investments in connection with U.S. Treasury rolls. In U.S. Treasury rolls, a Fund sells outstanding U.S. Treasury securities and buys back on a delayed settlement basis the same U.S. Treasury securities. During the period prior to the delayed settlement date, the assets from the sale of the U.S. Treasury securities are invested in certain cash equivalent instruments. U.S. Treasury rolls entail the risk that the Fund could suffer an opportunity loss if the counterparty to the roll failed to perform its obligations on the settlement date, and if market conditions changed adversely. Each Fund intends, however, to enter into U.S. Treasury rolls only with U.S. Government securities dealers recognized by the Federal Reserve Bank or with member banks of the Federal Reserve System. Each Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

               For financial reporting and tax purposes, the Funds propose to treat U.S. Treasury rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into U.S. Treasury rolls that are accounted for as a financing.


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2.   The following paragraph is added immediately following the carryover paragraph on page 37 of the Statement of Additional Information:

               With respect to Investment Limitation No. 2 above, mortgage dollar rolls and U.S. Treasury rolls entered into by the Asset Allocation and High Quality Bond Funds that are not accounted for as financings shall not constitute borrowings.





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